                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 1999, relating to the financial statements and financial statement schedule of EarthCare Company, which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1999, relating to the financial statements of Ferrero Wastewater Management, Inc., which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1999, relating to the financial statements of A Rapid Rooter Sewer & Drain Service, Inc., which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1999, relating to the financial statements of Seagraves, Inc. and Grease-Tec, Inc., which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 14, 1999, relating to the financial statements of RGM Liquid Waste Removal Corporation and Affiliates, which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 1999, relating to the financial statements of Eldredge Wastewater Management, Inc., which appears in the Annual Report on Form 10-K of EarthCare Company for the year ended December 31, 1998 and in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 8, 1999, relating to the financial statements of Reifsneider

Transportation Inc., which appears in the Registration Statement on Form S-1 (Post-Effective Amendment No. 2) of EarthCare Company.

         We also consent to the reference to us under the heading "Independent Public Accountants" in this Registration Statement on Form S-8.






PricewaterhouseCoopers LLP
August 20, 1999